UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	December 7, 2004

AVON PRODUCTS, INC.

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

1-4881	13-0544597

(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas
New York, New York	10105-0196

(Address of Principal Executive Offices)	(Zip Code)

(212) 282-5000

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01          Regulation FD Disclosure

On December 7, 2004, Avon issued a press release announcing its 2005 – 2007 financial targets and an update of its near-term outlook for its business. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVON PRODUCTS, INC.

Dated: December 8, 2004	By:	/s/ Gilbert L. Klemann, II

		Name:	Gilbert L. Klemann, II
		Title:	Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release of Avon Products, Inc., dated December 7, 2004, relating to 2005 – 2007 financial targets and update of its near-term outlook for its business.